Exhibit 99.1

Investor Update – May 2005

Please note that the discussion today may contain forward looking statements that involve risks and uncertainties including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.

These statements are subject to a number of risks that could cause actual results to vary materially from those presented today. These risks include, but are not limited to, general economic conditions, commodity prices, government regulation, and the competitive environment.

Additional information concerning factors that could cause actual results to vary from those in the forward looking statements are contained in AirTran Holdings Form 10-K for the year ended December 31, 2004.

AirTran Airways Today

Low-cost, low-fare airline serving 47 cities

One of youngest all-Boeing fleets in the world

Fleet of 95 aircraft (82 717’s/13 737’s)

Six consecutive years of profitability

One of three consistently profitable airlines

Well positioned for growth

2004 Highlights – Continued Strong Cost Performance

Non Fuel Unit Costs

Cents per Mile

7.50 7.25 7.00 6.75 6.50 6.25 6.00

1999 2000 2001 2002 2003 2004

*Excludes non-recurring special items.

While Legacy Costs Are Down – Gap Remains Large

Non Fuel Unit Costs at 628 miles

Cents per Mile

14.00 12.00 10.00 8.00 6.00 4.00 2.00 0.00

AAI LUV JBLU AWA UAIRQ New AMR NWAC DAL

DAL

Source: Company Reports/DOT filings/Company estimates

What Creates AirTran’s Cost Advantage?

Productive workforce at all levels Young, simplified fleet

Fuel efficient

Attractive ownership costs

Efficient use of facilities

Competition for heavy maintenance contracts Low cost distribution

74% of sales are directly with AirTran

New 737 Aircraft Will Continue To Drive Down Costs

Increases crew productivity

No additional staffing required, same rates as 717 crews

17% increase in seats

Transcontinental range increases productivity

Daily utilization now 12-13 hrs/day vs. 11 hrs/day on 717’s

Even better fuel economy than the 717 per seat

Order timing was at the bottom of the market

Negotiated maintenance agreements as part of purchase to ensure lowest combined ownership and maintenance

Low Costs Does Not Mean Budget Service

Assigned seating

Business class

Only airline with business class on every flight

Convenient distribution

Internet/Kiosks

No fee telephone reservations and airport sales

Travel agencies

XM Radio and oversized luggage bins

Friendly crewmembers

Low Costs Help Keep Our Balance Sheet Strong

03/31/05 12/31/04 12/31/03

($MM)

Total Cash & Investments 371.8 342.3 348.5

Aircraft Deposits 82.5 69.8 49.9

Long Term Debt* 296.5 300.1 246.8

Stockholders’ Equity 327.5 313.9 302.2

Working Capital 166.1 204.1 224.3

* Average coupon 11% in 2001, 8% in 2004

Growth Opportunities Abound

AirTran Airways Route Network Has Evolved

Since September 2001: 15 new cities 56 new routes

Minneapolis

Boston Rochester Buffalo Milwaukee Flint Newark New York Chicago Moline Akron/Canton Pittsburgh Philadelphia Indianapolis San Francisco Bloomington Baltimore Dayton Washington Denver Kansas City Richmond Newport News Las Vegas Wichita Los Angeles

Raleigh-Durham Memphis Charlotte Myrtle Beach Savannah Dallas

Pensacola Jacksonville Gulfport Houston New Orleans Orlando Tampa Freeport Sarasota West Palm Beach Ft. Myers Ft. Lauderdale Miami

737 Aircraft Will Create New Opportunities

Seattle

Minneapolis San Francisco Denver Chicago

Baltimore Los Angeles Las Vegas Wichita

ATLANTA

Dallas

Orlando

San Juan Cancun

717-200 / BR715

737-700 / CFM56

737 Will Become Primary Growth Vehicle

Fleet highlights

717’s are very reliable

Long term maintenance contracts will prolong cost effectiveness despite the end of the program

737 contract gives flexibility

Options

Ability to upsize to 800’s

Fleet expansion plan

Annual ASMs (millions)

30,000 25,000 20,000 15,000 10,000 5,000 0

162 Aircraft

144

Options

127 106

Boeing 737

87 73

Boeing 717

2003 2004 2005 2006 2007 2008

ASM Growth YoY 21% 30% 20-30% 15-25% 10-25%

Note: Fleet size is as of year-end

Significant Growth Opportunities Exist

Delta has abandoned Dallas/Fort Worth

The Northeast opportunities remain

AirTran is well positioned

Florida remains a perfect fit for AirTran’s network

717 size also opens up routes from secondary cities

Atlanta growth opportunities are still abundant

We are Atlanta’s only profitable airline

Summary

Solid results despite challenging environment Industry shakeout is occurring Opportunities still abound without immediate failures Fundamentals are in place to capitalize on opportunities

Aircraft on order at low ownership costs

Small aircraft with very low costs and going lower

Financial strength

Flexibility to respond quickly